UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Dryden Index Series Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	9/30/2005

Date of reporting period:	9/30/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Stock Index Fund

SEPTEMBER 30, 2005	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 14, 2005

Dear Shareholder:

We hope you find the annual report for the Dryden Stock Index Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Index Series Fund/Dryden Stock Index Fund

Dryden Index Series Fund/Dryden Stock Index Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Stock Index Fund (the Fund) is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares).

Cumulative Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	11.59%	–9.64% (–10.00)	N/A	–8.12% (–8.55)
Class B	10.78	–13.01 (–13.36)	N/A	–12.13 (–12.54)
Class C	10.78	–12.96 (–13.31)	N/A	–12.08 (–12.50)
Class I	11.99	–8.10 (–8.47)	N/A	44.44 (43.40)
Class Z	11.86	–8.56	139.08%	256.13
S&P 500 Index[3]	12.25	–7.22	147.51	***
Lipper S&P 500 Index Objective Funds Avg.[4]	11.64	–9.74	137.68	****

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	7.96%	–2.65% (–2.73)	N/A	–1.99% (–2.06)
Class B	5.78	–2.94 (–3.02)	N/A	–2.34 (–2.42)
Class C	9.78	–2.74 (–2.82)	N/A	–2.17 (–2.25)
Class I	11.99	–1.68 (–1.75)	N/A	4.61 (4.51)
Class Z	11.86	–1.77	9.11%	10.34
S&P 500 Index[3]	12.25	–1.49	9.49	***
Lipper S&P 500 Index Objective Funds Avg.[4]	11.64	–2.03	9.04	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class I and Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class I and Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, B, and C, 11/18/99; Class I, 8/1/97; and Class Z, 11/5/92.

3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Lipper S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns are –3.13% for Class A, B, and C; 45.86% for Class I; and 274.73% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are –0.54% for Class A, B, and C; 4.73% for Class I; and 10.77% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns are –6.10% for Class A, B, and C; 40.69% for Class I; and 257.69% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are –1.08% for Class A, B, and C; 4.26% for Class I; and 10.37% for Class Z.

Dryden Index Series Fund/Dryden Stock Index Fund	3

Your Fund’s Performance (continued)

S&P 500 Index as of 9/30/05

Source: Factset.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Dryden Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Dryden Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index.

*	Industry weightings are subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Once again, one strong quarter saved the year

The Stock Index Fund’s total return (Class A shares) was in line with that of the S&P 500 Index (the Index) and the Lipper Average of similar index funds, all of which were between 11.59% and 12.25%. The Index’s total return was slightly above its historical average, but most of the rise occurred in the last quarter of 2004. Although economic and earnings growth remained strong in 2005, investors were concerned about the potential impact of energy prices and rising interest rates on future growth.

The Energy and Utilities sectors had extraordinary gains. Three of the five industry groups in the Energy sector were among the market leaders, with share prices rising 58% or more over the 12 months. The Information Technology sector also had a double-digit return, but individual industry groups within the sector were mixed. The Semiconductors & Semiconductor Equipment group had a very strong return and Technology Hardware & Equipment outperformed the overall market, but the Software & Services industry group was weaker.

The Health Care sector was generally strong, but the largest group in the sector, Pharmaceuticals, was the exception. Merck, one of its larger components, had to withdraw its blockbuster drug Vioxx from the market, and questions were raised about Pfizer’s similar drug, Celebrex. However, Managed Health Care Equipment & Services was among the market’s strongest industry groups, with substantial share-price gains.

The two consumer sectors, Consumer Discretionary and Consumer Staples, had moderate overall returns, but had even more mixed internal performances. Automobiles & Components dropped sharply. Although an “employee-pricing” discount program relieved unsold auto inventories, profitability remained poor. Discomfort about the impact of rising fuel prices on consumer spending may have contributed to the fall of a broad range of consumer stocks. However, Food Beverage & Tobacco posted a strong advance while Consumer Services (hotels, restaurants, and leisure) and Consumer Durables & Apparel were among the better performing groups.

The story of mixed performance within sectors also extended to the Industrials and Materials sectors, with the wider dispersion in the small Materials sector. Construction Materials, which were strong throughout the period, took an additional leap after the hurricane damage late in the reporting period, but Aluminum and Paper Products were among the worst-performing industries. Industrials were buoyed by the Aerospace & Defense group and the smaller Construction & Engineering group. However, Industrial Conglomerates, which make up more than a third of the sector by market capitalization, declined.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Dryden Index Series Fund/Dryden Stock Index Fund	5

Quantitative Management Associates LLC (QMA)

Quantitative Management Associates LLC (QMA), a Prudential Financial company, has been managing assets for institutional and retail clients since 1975. It offers a broad array of investments that include U.S. equity, international equity, and asset allocation funds. QMA uses a disciplined investment process, based upon fundamental data, driven by its quantitative models. It incorporates into its investment process insights gained from its original research and from the seasoned judgment of its portfolio managers and analysts.

Within the JennisonDryden fund family, QMA offers core equity, value equity, equity index, and asset allocation funds.

Core Equity Funds

QMA manages core equity mutual funds that are designed to outperform a specific index while maintaining similar risk, and are based on the principles of behavioral finance. The Dryden Large Cap Core Equity and Small Cap Core Equity Funds also strive to maximize after-tax returns.

Value Equity Fund

QMA manages the Dryden Strategic Value Fund, a diversified portfolio of attractively priced out-of-favor stocks selected from a broad market index.

Equity Index Fund

QMA manages the Dryden Stock Index Fund, which is designed to track the performance of the S&P 500 Index.

Asset Allocation Funds

QMA manages the Dryden Active Allocation Fund, which is designed to outperform a blend of the S&P 500 and Lehman Brothers U.S. Aggregate Bond Indexes. QMA uses a proprietary quantitative model, coupled with the seasoned judgment of investment professionals, to determine the appropriate allocation of stocks and bonds. QMA manages the Fund’s equity segment with the same investment process used in the Dryden Core Equity Funds. Prudential Fixed Income manages the bond segment of the Fund.

QMA oversees the JennisonDryden Asset Allocation Funds in consultation with Ibbotson Associates. The Funds consist of JennisonDryden Mutual Funds in proportions that reflect a targeted level of risk.

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Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2005, at the beginning of the period, and held through the six-month period ended September 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and

Dryden Index Series Fund/Dryden Stock Index Fund	7

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Stock Index Fund		Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,046.28	0.66%	$3.39
	Hypothetical	$1,000.00	$1,021.76	0.66%	$3.35

Class B	Actual	$1,000.00	$1,042.42	1.40%	$7.17
	Hypothetical	$1,000.00	$1,018.05	1.40%	$7.08

Class C	Actual	$1,000.00	$1,042.82	1.40%	$7.17
	Hypothetical	$1,000.00	$1,018.05	1.40%	$7.08

Class I	Actual	$1,000.00	$1,048.48	0.30%	$1.54
	Hypothetical	$1,000.00	$1,023.56	0.30%	$1.52

Class Z	Actual	$1,000.00	$1,047.78	0.41%	$2.10
	Hypothetical	$1,000.00	$1,023.01	0.41%	$2.08

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2005 (to reflect the six-month period).

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Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note1)

LONG-TERM INVESTMENTS 98.1%
COMMON STOCKS

Aerospace/Defense 2.3%
139,684	Boeing Co.(b)	$9,491,528
34,606	General Dynamics Corp.	4,137,147
19,999	Goodrich Corp.	886,756
144,415	Honeywell International, Inc.	5,415,563
20,000	L-3 Communications Holdings, Inc.	1,581,400
69,656	Lockheed Martin Corp.	4,251,802
66,148	Northrop Grumman Corp.	3,595,144
75,844	Raytheon Co.	2,883,589
27,163	Rockwell Automation, Inc.(b)	1,436,923
30,263	Rockwell Collins, Inc.	1,462,308
178,740	United Technologies Corp.	9,265,882

		44,408,042

Agricultural Products 0.1%
40,092	Monsanto Co.	2,515,773

Airlines 0.1%
123,974	Southwest Airlines Co.	1,841,014

Aluminum 0.2%
149,044	Alcoa, Inc.	3,639,654

Apparel 0.1%
17,334	V.F. Corp.	1,004,852

Automobiles & Trucks 0.6%
7,279	Cummins, Inc.	640,479
27,240	Dana Corp.	256,328
97,984	Delphi Automotive Systems Corp.(a)(f)	270,436
306,263	Ford Motor Co.(b)	3,019,753
96,278	General Motors Corp.(b)	2,947,070
29,899	Genuine Parts Co.	1,282,667
31,252	Johnson Controls, Inc.	1,939,187
11,260	Navistar International Corp.(a)(b)	365,162
21,870	Visteon Corp.	213,889

		10,934,971

Banking 7.3%
61,800	AmSouth Bancorporation(b)	1,561,068
687,604	Bank of America Corp.(b)	28,948,127

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	9

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note1)

130,936	Bank of New York Co., Inc.	$3,850,828
93,658	BB&T Corp.(b)	3,657,345
46,967	Capital One Financial Corp.(b)	3,734,816
28,461	Comerica, Inc.(b)	1,676,353
19,300	Compass Bancshares, Inc.	884,519
89,173	Fifth Third Bancorp	3,275,324
22,800	First Horizon National Corp.(b)	828,780
47,384	Golden West Financial Corp.(b)	2,814,136
41,329	Huntington Bancshares, Inc.(b)	928,663
602,466	JP Morgan Chase & Co.	20,441,670
73,035	KeyCorp	2,355,379
15,700	M&T Bank Corp.(b)	1,659,647
70,646	Mellon Financial Corp.	2,258,553
103,598	National City Corp.(b)	3,464,317
79,550	North Fork Bancorporation, Inc.(b)	2,028,525
33,962	Northern Trust Corp.(b)	1,716,779
48,536	PNC Financial Services Group	2,816,059
47,402	Providian Financial Corp.(a)(b)	838,067
79,637	Regions Financial Corp.	2,478,303
63,300	Sovereign Bancorp, Inc.	1,395,132
56,962	State Street Corp.	2,786,581
59,183	SunTrust Banks, Inc.	4,110,259
313,595	US Bancorp	8,805,748
265,448	Wachovia Corp.(d)	12,632,670
285,940	Wells Fargo & Co.	16,747,506
15,900	Zions Bancorporation	1,132,239

		139,827,393

Beverages 2.1%
130,354	Anheuser-Busch Cos., Inc.(b)	5,610,436
10,976	Brown-Forman Corp.	653,511
355,332	Coca-Cola Co.(b)	15,346,789
60,400	Coca-Cola Enterprises, Inc.	1,177,800
25,300	Constellation Brands, Inc., Class A(a)	657,800
11,747	Molson Coors Brewing Co.	751,925
33,100	Pepsi Bottling Group, Inc.	945,005
282,505	PepsiCo, Inc.	16,020,859

		41,164,125

Chemicals 0.9%
37,232	Air Products & Chemicals, Inc.	2,052,972
162,336	Dow Chemical Co.	6,764,541
167,744	E.I. du Pont de Nemours & Co.	6,570,532

See Notes to Financial Statements.

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Shares	Description	Value (Note1)

21,931	Hercules, Inc.(a)	$267,997
31,670	Rohm and Haas Co.(b)	1,302,587
11,116	Sigma-Aldrich Corp.	712,091

		17,670,720

Chemical-Specialty 0.2%
12,993	Eastman Chemical Co.	610,281
19,204	Engelhard Corp.	535,984
54,858	Praxair, Inc.	2,629,344

		3,775,609

Commercial Services 0.1%
21,700	Convergys Corp.(a)	311,829
46,376	Moody’s Corp.(b)	2,368,886

		2,680,715

Computer Hardware 2.3%
134,024	Apple Computer, Inc.(a)	7,185,027
409,940	Dell, Inc.(a)	14,019,948
50,492	Gateway, Inc.(a)	136,328
277,534	International Business Machines Corp.	22,263,776
30,800	NCR Corp.(a)(b)	982,828

		44,587,907

Computer Software & Services 5.9%
84,040	Adobe Systems, Inc.	2,508,594
21,700	Affiliated Computer Services, Inc., Class A(a)(b)	1,184,820
38,320	Autodesk, Inc.(b)	1,779,581
90,878	Automatic Data Processing, Inc.(b)	3,911,389
37,600	BMC Software, Inc.(a)	793,360
1,080,344	Cisco Systems, Inc.(a)	19,370,567
30,400	Citrix Systems, Inc.(a)	764,256
91,358	Computer Associates International, Inc.	2,540,666
32,251	Computer Sciences Corp.(a)(b)	1,525,795
53,700	Compuware Corp.(a)	510,150
187,600	eBay, Inc.(a)	7,729,120
46,400	Electronic Arts, Inc.(a)	2,639,696
409,504	EMC Corp.(a)	5,298,982
131,452	First Data Corp.	5,258,080
30,900	Intuit, Inc.(a)(b)	1,384,629
32,820	KLA-Tencor Corp.	1,600,303
8,900	Mercury Interactive Corp.(a)(b)	352,440
79,516	Micron Technology, Inc.(a)(b)	1,057,563

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	11

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note1)

1,575,312	Microsoft Corp.	$40,532,777
43,702	Novell, Inc.(a)	325,580
25,300	Novellus Systems, Inc.(a)	634,524
27,400	NVIDIA Corp.(a)	939,272
675,340	Oracle Corp.(a)	8,367,463
54,279	Parametric Technology Corp.(a)	378,325
55,000	Siebel Systems, Inc.	568,150
509,296	Sun Microsystems, Inc.(a)	1,996,440

		113,952,522

Construction 0.3%
41,800	D.R. Horton, Inc.	1,513,996
13,437	Fluor Corp.	865,074
14,382	KB Home(b)	1,052,762
42,172	Pulte Homes, Inc.	1,810,022
17,600	Vulcan Materials Co.	1,306,096

		6,547,950

Containers 0.1%
21,132	Ball Corp.(b)	776,390
16,110	Bemis Co.(b)	397,917
24,758	Pactiv Corp.(a)	433,760

		1,608,067

Cosmetics & Soaps 2.2%
11,485	Alberto-Culver Co.	513,954
80,944	Avon Products, Inc.(b)	2,185,488
26,532	Clorox Co.	1,473,587
86,330	Colgate-Palmolive Co.	4,557,361
154,139	Gillette Co.	8,970,890
13,675	International Flavors & Fragrances, Inc.	487,377
412,138	Procter & Gamble Co.(b)	24,505,724

		42,694,381

Diversified Gas
8,223	NICOR, Inc.	345,613

Drugs & Medical Supplies 10.3%
262,774	Abbott Laboratories	11,141,618
22,182	Allergan, Inc.(b)	2,032,315
17,800	AmerisourceBergen Corp.(b)	1,375,940
213,904	Amgen, Inc.(a)	17,041,732
9,238	Bausch & Lomb, Inc.	745,322

See Notes to Financial Statements.

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Shares	Description	Value (Note1)

111,274	Baxter International, Inc.	$4,436,494
45,312	Becton Dickinson & Co.	2,375,708
56,620	Biogen Idec, Inc.(a)(b)	2,235,358
42,323	Biomet, Inc.(b)	1,469,031
115,124	Boston Scientific Corp.(a)	2,690,448
331,414	Bristol-Myers Squibb Co.	7,973,821
18,712	C.R. Bard, Inc.	1,235,553
70,873	Cardinal Health, Inc.	4,496,183
80,900	Caremark Rx, Inc.(a)	4,039,337
52,900	Forest Laboratories, Inc.(a)	2,061,513
42,700	Genzyme Corp.(a)(b)	3,059,028
54,748	Guidant Corp.	3,771,590
28,207	Hospira, Inc.(a)	1,155,641
507,969	Johnson & Johnson	32,144,277
38,433	King Pharmaceuticals, Inc.(a)	591,100
190,997	Lilly (Eli) & Co.	10,222,159
42,200	MedImmune, Inc.(a)	1,420,030
203,858	Medtronic, Inc.	10,930,866
382,244	Merck & Co., Inc.	10,400,859
31,100	Mylan Laboratories, Inc.	598,986
1,268,523	Pfizer, Inc.	31,675,018
32,200	Quest Diagnostics, Inc.	1,627,388
256,524	Schering-Plough Corp.	5,399,830
61,364	St. Jude Medical, Inc.(a)	2,871,835
58,700	Stryker Corp.	2,901,541
17,600	Watson Pharmaceuticals, Inc.(a)(b)	644,336
231,691	Wyeth	10,720,343
38,911	Zimmer Holdings, Inc.(a)	2,680,579

		198,165,779

Education 0.1%
24,900	Apollo Group, Inc., Class A(a)(b)	1,653,111

Electronics 4.5%
51,524	Advanced Micro Devices, Inc.(a)(b)	1,298,405
72,996	Agilent Technologies, Inc.(a)	2,390,619
62,000	Altera Corp.(a)(b)	1,184,820
61,100	Analog Devices, Inc.(b)	2,269,254
78,100	Electronic Data Systems Corp.(b)	1,752,564
71,175	Emerson Electric Co.	5,110,365
492,702	Hewlett-Packard Co.	14,386,898
1,054,988	Intel Corp.	26,005,453
30,900	Jabil Circuit, Inc.(a)	955,428

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	13

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note1)

51,700	Linear Technology Corp.(b)	$1,943,403
66,344	LSI Logic Corp.(a)	653,488
50,400	Maxim Integrated Products, Inc.	2,149,560
23,250	Molex, Inc.	620,310
418,513	Motorola, Inc.	9,244,952
59,552	National Semiconductor Corp.	1,566,218
19,370	PerkinElmer, Inc.	394,567
32,400	PMC-Sierra, Inc.(a)	285,444
16,100	QLogic Corp.(a)	550,620
90,900	Sanmina Corp.(a)	389,961
168,400	Solectron Corp.(a)	658,444
9,124	Tektronix, Inc.	230,199
14,300	Teradyne, Inc.(a)	235,950
291,152	Texas Instruments, Inc.	9,870,053
49,300	Xilinx, Inc.	1,373,005

		85,519,980

Financial Services 7.6%
17,200	Ambac Financial Group, Inc.(b)	1,239,432
205,359	American Express Co.	11,795,821
19,198	Bear Stearns & Co., Inc.(b)	2,106,981
189,211	Charles Schwab Corp.	2,730,315
36,800	CIT Group, Inc.	1,662,624
878,755	Citigroup, Inc.	40,000,927
97,248	Countrywide Credit Industries, Inc.	3,207,239
63,400	E*TRADE Financial Corp.(a)	1,115,840
22,930	Equifax, Inc.	801,174
163,334	Fannie Mae	7,320,630
13,900	Federated Investors, Inc., Class B	461,897
31,100	Fiserv, Inc.(a)	1,426,557
28,214	Franklin Resources, Inc.	2,368,847
114,532	Freddie Mac	6,466,477
77,100	Goldman Sachs Group, Inc.	9,373,818
54,520	H&R Block, Inc.	1,307,390
32,100	Janus Capital Group, Inc.(b)	463,845
47,574	Lehman Brothers Holdings, Inc.	5,541,420
34,900	Marshall & llsley Corp.(b)	1,518,499
215,064	MBNA Corp.	5,299,177
159,434	Merrill Lynch & Co., Inc.	9,781,276
186,036	Morgan Stanley	10,034,782
62,025	Paychex, Inc.(b)	2,299,887
87,300	Prudential Financial, Inc.(b)(d)	5,897,988
71,592	SLM Corp.(b)	3,840,195

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note1)

46,466	Synovus Financial Corp.	$1,288,038
21,900	T. Rowe Price Group, Inc.	1,430,070
148,087	Washington Mutual, Inc.(b)	5,807,972

		146,589,118

Foods 1.3%
105,559	Archer-Daniels-Midland Co.	2,603,085
35,347	Campbell Soup Co.	1,051,573
85,943	ConAgra, Inc.	2,127,089
61,472	General Mills, Inc.(b)	2,962,950
57,814	H.J. Heinz Co.	2,112,524
35,116	Hershey Foods Corp.	1,977,382
49,470	Kellogg Co.	2,282,051
19,800	McCormick & Co., Inc.	646,074
131,586	Sara Lee Corp.	2,493,555
106,480	Sysco Corp.(b)	3,340,278
30,800	Tyson Foods, Inc., Class A	555,940
31,704	Wm. Wrigley Jr. Co.	2,278,884

		24,431,385

Forest Products 0.8%
46,730	Georgia-Pacific Corp.	1,591,624
71,584	International Paper Co.(b)	2,133,203
83,116	Kimberly-Clark Corp.(b)	4,947,895
18,556	Louisiana-Pacific Corp.	513,816
33,235	MeadWestvaco Corp.(b)	917,951
29,600	Plum Creek Timber Co., Inc.	1,122,136
14,090	Temple-Inland, Inc.	575,577
39,400	Weyerhaeuser Co.	2,708,750

		14,510,952

Gas Distribution 0.1%
30,100	KeySpan Corp.	1,107,078

Gas Pipelines 0.5%
30,797	Cinergy Corp.(b)	1,367,695
98,104	El Paso Corp.	1,363,646
17,100	Kinder Morgan, Inc.(b)	1,644,336
4,332	Peoples Energy Corp.	170,594
40,198	Sempra Energy	1,891,718
95,092	Williams Companies, Inc.(b)	2,382,055

		8,820,044

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	15

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note1)

Health Care 1.1%
14,200	Coventry Health Care, Inc.(a)	$1,221,484
22,700	Express Scripts, Inc.(a)(b)	1,411,940
15,100	Fisher Scientific International, Inc.(a)	936,955
71,400	Gilead Sciences, Inc.(a)	3,481,464
23,400	Laboratory Corp. of America Holdings(a)	1,139,814
14,060	Manor Care, Inc.(b)	540,045
50,076	McKesson Corp.	2,376,106
45,134	Medco Health Solutions, Inc.(a)	2,474,697
103,000	Wellpoint Health Networks, Inc.(a)	7,809,460

		21,391,965

Hospital Management 1.0%
72,031	HCA, Inc.	3,451,726
43,500	Health Management Associates, Inc.(b)	1,020,945
27,510	Humana, Inc.(a)	1,317,179
36,810	IMS Health, Inc.	926,508
74,172	Tenet Healthcare Corp.(a)(b)	832,952
219,148	UnitedHealth Group, Inc.	12,316,118

		19,865,428

Housing Related 0.4%
20,694	Centex Corp.(b)	1,336,419
32,200	Leggett & Platt, Inc.	650,440
73,926	Masco Corp.	2,268,050
8,318	Maytag Corp.	151,887
48,627	Newell Rubbermaid, Inc.(b)	1,101,402
13,638	Stanley Works	636,622
11,639	Whirlpool Corp.	881,887

		7,026,707

Insurance 4.4%
49,300	ACE Ltd.	2,320,551
49,186	Aetna, Inc.	4,236,882
80,100	AFLAC, Inc.	3,628,530
114,308	Allstate Corp.	6,320,089
436,938	American International Group, Inc.	27,072,677
43,889	Aon Corp.(b)	1,407,959
34,334	Chubb Corp.	3,074,610
21,897	CIGNA Corp.	2,580,780
26,207	Cincinnati Financial Corp.	1,097,811
53,653	Hartford Financial Services Group, Inc.(b)	4,140,402

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note1)

23,686	Jefferson-Pilot Corp.	$1,212,013
29,230	Lincoln National Corp.(b)	1,520,545
80,740	Marsh & McLennan Companies, Inc.	2,453,689
22,558	MBIA, Inc.(b)	1,367,466
124,500	Metlife, Inc.(b)	6,203,835
17,020	MGIC Investment Corp.	1,092,684
50,800	Principal Financial Group, Inc.(b)	2,406,396
32,279	Progressive Corp.	3,381,871
21,929	SAFECO Corp.	1,170,570
112,711	St. Paul Travelers Cos., Inc.(b)	5,057,343
17,415	Torchmark Corp.	920,034
50,526	UnumProvident Corp.	1,035,783
23,400	XL Capital Ltd.	1,591,902

		85,294,422

Internet 0.6%
188,717	Symantec Corp.(a)	4,276,327
211,800	Yahoo!, Inc.(a)(b)	7,167,312

		11,443,639

Leisure 0.5%
16,499	Brunswick Corp.	622,507
75,500	Carnival Corp.(b)	3,773,490
26,624	Harrah’s Entertainment, Inc.	1,735,619
22,454	Hasbro, Inc.	441,221
47,400	International Game Technology(b)	1,279,800
68,913	Mattel, Inc.(b)	1,149,469

		9,002,106

Lodging 0.2%
59,421	Hilton Hotels Corp.(b)	1,326,277
35,652	Marriott International, Inc.	2,246,076

		3,572,353

Machinery 1.1%
114,856	Caterpillar, Inc.	6,747,790
16,820	Cooper Industries, Inc.	1,162,935
41,440	Deere & Co.	2,536,128
35,762	Dover Corp.	1,458,732
25,754	Eaton Corp.	1,636,667
60,790	Ingersoll-Rand Co.	2,324,002
32,184	PACCAR, Inc.	2,184,972
19,492	Parker Hannifin Corp.	1,253,531

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	17

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note1)

3,942	Snap-On, Inc.	$142,385
29,902	Thermo Electron Corp.	923,972

		20,371,114

Media 3.5%
86,138	Clear Channel Communications, Inc.	2,833,079
377,790	Comcast Corp., Class A(a)(b)	11,099,470
35,240	Donnelley (R.R.) & Sons, Co.	1,306,347
10,804	Dow Jones & Co., Inc.	412,605
43,389	Gannett Co., Inc.(b)	2,986,465
49,712	Interpublic Group of Companies., Inc.(a)	578,648
11,583	Knight-Ridder, Inc.(b)	679,690
62,700	McGraw-Hill Companies, Inc.	3,012,108
6,396	Meredith Corp.	319,096
20,400	Monster Worldwide, Inc.(a)(b)	626,484
24,590	New York Times Co.	731,553
423,700	News Corp. Class A	6,605,483
345,113	The Walt Disney Co.	8,327,577
791,924	Time Warner, Inc.	14,341,744
50,627	Tribune Co.(b)	1,715,749
50,100	Univision Communications, Inc.(a)(b)	1,329,153
282,052	Viacom, Inc.	9,310,537

		66,215,788

Mineral Resources 0.4%
30,728	Freeport-McMoran Copper & Gold, Inc.(b)	1,493,074
70,097	Newmont Mining Corp.(b)	3,306,475
16,430	Phelps Dodge Corp.	2,134,750

		6,934,299

Miscellaneous Basic Industry 5.9%
30,800	American Power Conversion Corp.	797,720
29,000	American Standard Companies, Inc.	1,349,950
33,664	Applera Corp.—Applied Biosystems Group	782,351
258,988	Applied Materials, Inc.	4,392,436
38,600	Applied Micro Circuits Corp.(a)(b)	115,800
83,900	Calpine Corp.(a)(b)	217,301
179,359	Cendant Corp.	3,701,970
18,900	Chiron Corp.(a)(b)	824,418
46,500	Danaher Corp.	2,503,095
69,500	Dynegy, Inc.(a)	327,345
36,182	Ecolab, Inc.	1,155,291
41,100	EOG Resources, Inc.	3,078,390

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note1)

21,208	Fortune Brands, Inc.(b)	$1,724,847
1,791,772	General Electric Co.	60,328,962
14,274	Grainger (W.W.), Inc.	898,120
49,300	Harley-Davidson, Inc.	2,388,092
41,968	Illinois Tool Works, Inc.	3,455,225
15,186	ITT Industries, Inc.(b)	1,725,130
23,068	Loews Corp.	2,131,714
9,261	Millipore Corp.(a)	582,424
26,600	Nabors Industries Ltd.(a)	1,910,678
30,467	Omnicom Group, Inc.(b)	2,547,955
13,404	Pall Corp.	368,610
29,974	PPG Industries, Inc.(b)	1,774,161
28,000	Robert Half International, Inc.	996,520
14,018	Sealed Air Corp.(a)	665,294
38,350	Symbol Technologies, Inc.	371,228
23,367	Textron, Inc.	1,675,881
338,380	Tyco International Ltd.	9,423,883
24,500	Waters Corp.(a)(b)	1,019,200

		113,233,991

Miscellaneous Consumer Growth 0.9%
132,498	3M Co.	9,720,053
13,132	Black & Decker Corp.	1,078,006
243,897	Corning, Inc.(a)	4,714,529
46,565	Eastman Kodak Co.(b)	1,132,926

		16,645,514

Office Equipment & Supplies 0.7%
16,368	Avery Dennison Corp.	857,520
26,700	Cintas Corp.(b)	1,096,035
23,352	Lexmark International Group, Inc.(a)	1,425,640
60,300	Network Appliance, Inc.(a)(b)	1,431,522
43,300	Office Depot, Inc.(a)	1,286,010
39,325	Pitney Bowes, Inc.	1,641,426
126,725	Staples, Inc.	2,701,777
36,390	Unisys Corp.(a)	241,630
160,898	Xerox Corp.(a)	2,196,258

		12,877,818

Petroleum 8.4%
14,578	Amerada Hess Corp.(b)	2,004,475
41,618	Anadarko Petroleum Corp.	3,984,924
56,148	Apache Corp.	4,223,453

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	19

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note1)

11,545	Ashland, Inc	$637,746
54,600	BJ Services Co.	1,965,054
65,264	Burlington Resources, Inc.	5,307,268
389,792	ChevronTexaco Corp.	25,231,235
242,382	ConocoPhillips	16,944,926
80,600	Devon Energy Corp.	5,532,384
1,077,914	Exxon Mobil Corp.(b)	68,490,655
84,611	Halliburton Co.(b)	5,797,546
20,039	Kerr-McGee Corp.	1,945,987
64,289	Marathon Oil Corp.(b)	4,431,441
25,600	Murphy Oil Corp.	1,276,672
67,638	Occidental Petroleum Corp.	5,778,314
21,628	Sunoco, Inc.	1,691,310
60,263	Transocean Sedco Forex, Inc.(a)	3,694,725
19,600	Weatherford International Ltd.(a)	1,345,736

		160,283,851

Petroleum Services 1.4%
57,379	Baker Hughes, Inc.	3,424,379
24,400	National-Oilwell Varco, Inc.(a)(b)	1,605,520
23,800	Noble Corp.	1,629,348
62,752	PG&E Corp.	2,463,016
20,510	Rowan Companies, Inc.	727,900
100,321	Schlumberger Ltd.	8,465,086
50,000	Valero Energy Corp.(b)	5,653,000
58,433	XTO Energy, Inc.	2,648,184

		26,616,433

Railroads 0.6%
63,723	Burlington Northern Santa Fe Corp.	3,810,635
38,203	CSX Corp.	1,775,675
67,611	Norfolk Southern Corp.	2,742,302
44,129	Union Pacific Corp.	3,164,049

		11,492,661

Real Estate Investment Trust 0.6%
17,500	Apartment Investment & Management Co., Class A	678,650
29,900	Archstone-Smith Trust	1,192,113
59,600	Equity Office Properties Trust	1,949,516
45,300	Equity Residential Properties Trust	1,714,605
11,300	Public Storage, Inc.	757,100
34,400	Simon Property Group, Inc.(b)	2,549,728

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note1)

33,600	Starwood Hotels & Resorts Worldwide, Inc.	$1,920,912
16,000	Vornado Realty Trust	1,385,920

		12,148,544

Restaurants 0.7%
23,453	Darden Restaurants, Inc.	712,268
214,430	McDonald’s Corp.	7,181,261
69,600	Starbucks Corp.(a)	3,486,960
13,079	Wendy’s International, Inc.(b)	590,517
50,532	Yum! Brands, Inc.	2,446,254

		14,417,260

Retail 5.4%
59,813	Albertson’s, Inc.(b)	1,534,203
39,300	AutoNation, Inc.(a)	784,821
9,800	AutoZone, Inc.(a)(b)	815,850
47,100	Bed Bath & Beyond, Inc.(a)	1,892,478
70,500	Best Buy Co., Inc.	3,068,865
21,524	Big Lots, Inc.(a)(b)	236,549
31,878	Circuit City Stores, Inc.	547,026
67,600	Coach, Inc.(a)	2,119,936
78,608	Costco Wholesale Corp.	3,387,219
128,792	CVS Corp.	3,736,256
14,323	Dillard’s, Inc.	299,064
50,650	Dollar General Corp.(b)	928,921
29,800	Family Dollar Stores, Inc.	592,126
42,991	Federated Department Stores, Inc.	2,874,808
113,913	Gap, Inc.	1,985,504
368,184	Home Depot, Inc.	14,042,538
46,584	J.C. Penney Co., Inc.	2,209,013
19,700	Jones Apparel Group, Inc.	561,450
51,600	Kohl’s Corp.(a)(b)	2,589,288
124,334	Kroger Co.(a)	2,560,037
67,122	Limited, Inc.	1,371,302
20,492	Liz Claiborne, Inc.	805,745
129,248	Lowe’s Companies, Inc.	8,323,571
34,338	Nike, Inc.	2,804,728
42,000	Nordstrom, Inc.(b)	1,441,440
11,549	OfficeMax, Inc.	365,757
23,354	Radioshack Corp.(b)	579,179
5,849	Reebok International Ltd.	330,878
74,400	Safeway, Inc.(b)	1,904,640
14,407	Sears Holdings Corp.(a)	1,792,519

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	21

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note1)

21,416	Sherwin-Williams Co.(b)	$943,803
21,412	Supervalu, Inc.	666,341
147,382	Target Corp.	7,653,547
15,700	Tiffany & Co.	624,389
82,532	TJX Companies, Inc.(b)	1,690,255
433,826	Wal-Mart Stores, Inc.(b)	19,010,255
170,878	Walgreen Co.	7,424,649

		104,498,950

Rubber
11,588	Cooper Tire & Rubber Co.	176,949
34,071	Goodyear Tire & Rubber Co.(a)(b)	531,167

		708,116

Semiconductors 0.1%
67,607	Freescale Semiconductor, Inc.(a)	1,594,173

Steel-Producers 0.1%
13,718	Allegheny Technologies, Inc.	424,984
26,756	Nucor Corp.	1,578,336
20,209	United States Steel Corp.(b)	855,851

		2,859,171

Telecommunications 2.1%
21,057	ADC Telecommunications, Inc.(a)(b)	481,363
59,734	Alltel Corp.	3,889,281
11,922	Andrew Corp.(a)	132,930
83,855	Avaya, Inc.(a)	863,707
52,000	Broadcom Corp.(a)	2,439,320
22,350	CenturyTel, Inc.(b)	781,803
92,500	CIENA Corp.(a)	244,200
57,000	Citizens Communications Co.	772,350
23,500	Comverse Technology, Inc.(a)	617,345
212,900	JDS Uniphase Corp.(a)	472,638
745,667	Lucent Technologies, Inc.(a)(b)	2,423,418
282,800	Qualcomm, Inc.	12,655,300
271,936	Qwest Communications International, Inc.(a)	1,114,938
27,876	Scientific-Atlanta, Inc.	1,045,629
489,175	Sprint Corp. (FON Group)	11,632,578
71,194	Tellabs, Inc.(a)	748,961

		40,315,761

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note1)

Tobacco 1.5%
347,379	Altria Group, Inc.	$25,605,305
20,500	Reynolds American, Inc.(b)	1,701,910
27,099	UST, Inc.	1,134,364

		28,441,579

Travel Services
25,941	Sabre Holdings Corp.(b)	526,083

Trucking & Shipping 1.0%
51,616	FedEx Corp.	4,497,302
12,321	Ryder System, Inc.	421,625
193,600	United Parcel Service, Inc., Class B	13,383,568

		18,302,495

Utility Communications 2.1%
135,166	AT&T Corp.(b)	2,676,287
311,356	BellSouth Corp.(b)	8,188,663
558,101	SBC Communications, Inc.(b)	13,377,681
472,633	Verizon Communications, Inc.	15,450,373

		39,693,004

Utilities-Electric 3.1%
97,900	AES Corp.(a)	1,608,497
20,600	Allegheny Energy, Inc.(a)(b)	632,832
31,369	Ameren Corp.	1,677,928
65,791	American Electric Power Co., Inc.(b)	2,611,903
51,879	CenterPoint Energy, Inc.(b)	771,441
29,400	CMS Energy Corp.(a)(b)	483,630
41,351	Consolidated Edison, Inc.(b)	2,007,591
30,129	Constellation Energy Group, Inc.	1,855,946
56,852	Dominion Resources, Inc.	4,897,231
31,587	DTE Energy Co.	1,448,580
163,862	Duke Energy Corp.	4,779,855
52,162	Edison International	2,466,219
36,615	Entergy Corp.	2,721,227
109,256	Exelon Corp.(b)	5,838,641
54,806	FirstEnergy Corp.	2,856,489
65,272	FPL Group, Inc.	3,106,947
45,900	NiSource, Inc.	1,113,075
17,400	Pinnacle West Capital Corp.	766,992
64,652	PPL Corp.	2,090,199

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	23

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note1)

44,958	Progress Energy, Inc.(b)	$2,011,870
35,397	Public Service Enterprise Group, Inc.(b)	2,278,151
126,915	Southern Co.(b)	4,538,480
35,300	TECO Energy, Inc.	636,106
39,914	TXU Corp.	4,505,492
68,983	Xcel Energy, Inc.	1,352,757

		59,058,079

Warehouse & Industrial 0.1%
34,400	ProLogis	1,524,264

Waste Management 0.2%
43,800	Allied Waste Industries, Inc.(a)	370,110
93,513	Waste Management, Inc.	2,675,407

		3,045,517
	Total long-term investments (cost $1,335,381,651)	1,879,397,840

SHORT-TERM INVESTMENTS 18.3%

Money Market Mutual Fund 18.1%
	Dryden Core Investment Fund - Taxable Money Market Series., Note 3(c)(e)
348,084,370	(cost $348,084,370; includes $309,418,077 of cash collateral received for securities on loan)	348,084,370

Principal Amount (000)

U.S. Government Securities 0.2%
	United States Treasury Bills 3.37%, 12/15/05(g)
$ 3,500	(cost $3,475,390)	3,477,019

	Total short-term investments (cost $351,559,760)	351,561,389

	Total Investments 116.4% (cost $1,686,941,411)	2,230,959,229
	Liabilities in excess of other assets(i) (16.4%)	(314,914,703)

	Net Assets 100%	$1,916,044,526

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

(a)	Non-income producing security.
(b)	All or a portion of security on loan with an aggregate market value of such securities is $298,381,309; cash collateral of $309,418,077 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Affiliated security.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(f)	Issuer in bankruptcy.
(g)	Pledged as initial margin for financial futures contracts.
(i)	Liabilities in excess of other assets include net unrealized depreciation on financial futures as follows:

Open future contracts outstanding at September 30, 2005:

Number of Contracts	Type	Expiration Date	Value at September 30, 2005	Value at Trade Date	Unrealized Depreciation
	Long Position:
140	S&P 500 Index Futures	Dec. 05	$43,200,500	$43,551,862	$(351,362)

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	25

Portfolio of Investments

as of September 30, 2005 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2005 were as follows:

Money Market Mutual Fund (including 16.1% of collateral received for securities on loan)	18.1%
Drugs & Medical Supplies	10.3
Petroleum	8.4
Financial Services	7.6
Banking	7.3
Computer Software & Services	5.9
Miscellaneous Basic Industry	5.9
Retail	5.4
Electronics	4.5
Insurance	4.4
Media	3.5
Utilities-Electric	3.1
Aerospace/Defense	2.3
Computer Hardware	2.3
Cosmetics & Soaps	2.2
Beverages	2.1
Telecommunications	2.1
Utility Communications	2.1
Tobacco	1.5
Petroleum Services	1.4
Foods	1.3
Health Care	1.1
Machinery	1.1
Hospital Management	1.0
Trucking & Shipping	1.0
Chemicals	0.9
Miscellaneous Consumer Growth	0.9
Forest Products	0.8
Restaurants	0.7
Office Equipment & Supplies	0.7
Automobiles & Trucks	0.6
Internet	0.6
Railroads	0.6
Real estate Investment Trust	0.6
Gas Pipelines	0.5
Leisure	0.5
Housing Related	0.4
Mineral Resources	0.4
Construction	0.3
Aluminum	0.2
Chemical-Specialty	0.2
Lodging	0.2
Waste Management	0.2
U.S. Government Securities	0.2
Agricultural Products	0.1

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Airlines	0.1
Apparel	0.1
Commercial Services	0.1
Containers	0.1
Education	0.1
Gas Distribution	0.1
Semiconductors	0.1
Steel-Producers	0.1
Warehouse & Industrial	0.1

116.4
Liabilities in excess of other assets	(16.4)

100.0%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	27

Statement of Assets and Liabilities

as of September 30, 2005

Assets
Investments at value, including securities on loan of $298,381,309 (cost $1,686,941,411)
Unaffiliated Investments (cost $1,328,234,821)	$1,864,344,201
Affiliated Investments (cost $358,706,590)	366,615,028
Dividends and interest receivable	2,145,796
Receivable for investments sold	1,872,054
Due from broker-variation margin	87,500
Prepaid expenses	63,606
Receivable for Fund shares sold	61,270

Total assets	2,235,189,455

Liabilities
Payable to broker for collateral for securities on loan	309,418,077
Payable for Fund shares reacquired	4,758,825
Payable for investments purchased	1,623,462
Payable to custodian	2,511,827
Accrued expenses	183,401
Management fee payable	404,865
Distribution fee payable	134,555
Deferred trustees’ fees	5,661
Transfer agent fee payable	104,256

Total liabilities	319,144,929

Net Assets	$1,916,044,526

Net assets were comprised of:
Common stock, at par	$69,374
Paid-in capital in excess of par	1,636,599,579

1,636,668,953
Undistributed net investment income	23,537,662
Accumulated net realized loss on investments	(287,828,545)
Net unrealized appreciation on investments	543,666,456

Net assets September 30, 2005	$1,916,044,526

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($77,897,526 ÷ 2,825,019 shares of beneficial interest issued and outstanding)	$27.57
Maximum sales charge (3.25% of offering price)	.93

Maximum offering price to public	$28.50

Class B
Net asset value, offering price and redemption price per share
($95,284,290 ÷ 3,491,071 shares of beneficial interest issued and outstanding)	$27.29

Class C
Net asset value, offering price and redemption price per share
($48,050,622 ÷ 1,760,827 shares of beneficial interest issued and outstanding)	$27.29

Class I
Net asset value, offering price and redemption price per share
($978,626,755 ÷ 35,382,741 shares of beneficial interest issued and outstanding)	$27.66

Class Z
Net asset value, offering price and redemption price per share
($716,185,333 ÷ 25,913,945 shares of beneficial interest issued and outstanding)	$27.64

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	29

Statement of Operations

Year Ended September 30, 2005

Net Investment Income
Income
Unaffiliated dividends	$42,034,817
Affiliated interest income	1,080,024
Affiliated income from securities loaned, net	378,938
Unaffiliated interest	31,167

Total income	43,524,946

Expenses
Management fee	5,550,356
Distribution fee—Class A	187,696
Distribution fee—Class B	1,041,205
Distribution fee—Class C	509,810
Transfer agent fee—Class A	67,600
Transfer agent fee—Class B	210,500
Transfer agent fee—Class C	66,000
Transfer agent fee—Class I	4,500
Transfer agent fee—Class Z	808,700
Custodian’s fees and expenses	261,000
Registration fees	97,000
Insurance	74,000
Legal fees and expenses	54,000
Trustees’ fees	35,000
Audit fee	17,000
Miscellaneous	23,515

Total expenses	9,007,882

Less: expense subsidy (Note 2)	(203,600)

Net expenses	8,804,282

Net investment income	34,720,664

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(50,492,922)
Financial futures contracts	4,351,250

(46,141,672)

Net change in unrealized appreciation (depreciation) on:
Investments	242,703,152
Financial futures contracts	152,954

242,856,106

Net gain on investments	196,714,434

Net Increase In Net Assets Resulting From Operations	$231,435,098

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$34,720,664	$31,386,570
Net realized loss on investment transactions	(46,141,672)	(106,338,295)
Net change in unrealized appreciation (depreciation) on investments	242,856,106	368,645,604

Net increase in net assets resulting from operations	231,435,098	293,693,879

Dividends from net investment income (Note 1)
Class A	(1,005,158)	(706,145)
Class B	(696,856)	(380,947)
Class C	(335,281)	(185,574)
Class I	(18,956,096)	(19,320,388)
Class Z	(13,150,739)	(10,611,644)

	(34,144,130)	(31,204,698)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	315,436,931	567,196,166
Net asset value of shares issued in reinvestment of dividends	28,165,459	25,160,223
Cost of shares reacquired	(760,612,920)	(890,551,839)

Net decrease in net assets from Fund share transactions	(417,010,530)	(298,195,450)

Total decrease	(219,719,562)	(35,706,269)

Net Assets
Beginning of year	2,135,764,088	2,171,470,357

End of year(a)	$1,916,044,526	$2,135,764,088

(a) Includes undistributed net investment income of:	$23,537,662	$22,961,128

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	31

Notes to Financial Statements

The Dryden Index Series Fund (the “Company”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Dryden Stock Index Fund (the “Fund”) formerly known as the Prudential Stock Index Fund. Investment operations of the Fund commenced on November 5, 1992. The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any

32	Visit our website at www.jennisondryden.com

restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or

Dryden Index Series Fund/Dryden Stock Index Fund	33

Notes to Financial Statements

Cont’d

loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities. The Fund receives compensation, net of any rebate and securities lending agent fee, for lending its securities in the form of interest or dividends on the collateral received for securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the

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day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of a capital loss carry forward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund up to $1 billion and .25 of 1% in excess of $1 billion. The effective management fee rate was .275 of 1% for the year ended September 30, 2005.

PI has contractually agreed to reimburse the Fund for transfer agent fees to the extent that they exceed .10% of the average daily net assets for each share class. PI has also

Dryden Index Series Fund/Dryden Stock Index Fund	35

Notes to Financial Statements

Cont’d

contractually agreed to reimburse the Fund for certain operating expenses, excluding transfer agent fees, so that total operating expenses, excluding transfer fees, do not exceed .55%, 1.30%, 1.30%, .30% and .30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively. For the year ended September 30, 2005, PI subsidized $203,600 of the expenses of the Fund (.002%, .105%, .032%, .007% and .002% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, annualized respectively; $.0006, $.0312, $.0092, $.0020 and $.0007 per Class A, Class B, Class C, Class Z and Class I shares, respectively).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution- related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% on the average daily net assets of the Class A shares. PIMS has advised the Fund that it received approximately $155,200 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2005. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2005, it received approximately $10,400, $232,400 and $15,600 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), are party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2004 through October 28, 2004, the SCA provided for a

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commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds paid a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement was October 28, 2005. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2005.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended October 31, 2005, the Fund incurred fees of approximately $59,600, $160,500, $51,200 and $717,600 for the Class A, Class B, Class C and Class Z shares, respectively, for the services of PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing Corporation (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately, $117,200 in total networking fees, of which the amount relating to the service of First Clearing was approximately $103,100, for the year ended October 31, 2005. As of October 31, 2005, approximately $25,100 of such fees were due to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2005, the Fund earned income of

Dryden Index Series Fund/Dryden Stock Index Fund	37

Notes to Financial Statements

Cont’d

approximately $1,080,024 and $378,938 from the portfolio, by investing its excess cash and collateral received from securities lending, respectively.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2005 aggregated $50,647,357 and $447,567,267 respectively.

As of September 30, 2005, the Fund had securities on loan with an aggregate market value of $298,381,309. The Fund received $309,418,077 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders , which are determined in accordance with federal income tax Regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net realized loss on investments and paid in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net realized loss on investments and paid in capital in excess of par. For the tax year ended September 30, 2005, the adjustments were to decrease accumulated net realized loss on investments and paid-in-capital in excess of par by $87,619,662 due to differences in the treatment for book and tax purposes of a prior fiscal year end redemption in-kind transaction. Net investment income, accumulated net realized losses and net assets were not affected by this change.

For the years ended September 30, 2005 and September 30, 2004, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $34,144,130 and $31,204,698, respectively, was ordinary income. As of September 30, 2005, the accumulated undistributed ordinary income on a tax basis was $23,543,323.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2005 of approximately $217,164,000, of which $1,876,000 expires in 2009, $56,241,000 expires in 2010, $140,177,000 expires in 2011, $1,967,000 expires in 2012 and $16,903,000 expires in 2013. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

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In addition, as of September 30, 2005, the Fund elected to treat post-October capital losses of approximately $48,335,000 incurred in the eleven month period ended September 30, 2005 as being incurred in the following fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$1,709,622,385	$666,044,749	$144,707,905	$521,336,844

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. In-Kind Redemption

During the fiscal year ended September 30, 2004, shareholders redeemed fund shares in exchange for Fund portfolio securities valued at $229,263,867. The Fund realized a loss of $87,619,662. This loss is not taxable for Federal Income Tax purposes.

Note 7. Capital

The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge (CDSC) which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z and Class I shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I.

Transactions in shares of beneficial interest were as follows:

Dryden Index Series Fund/Dryden Stock Index Fund	39

Notes to Financial Statements

Cont’d

Class A	Shares	Amount
Year ended September 30, 2005:
Shares sold	839,655	$22,140,440
Shares issued in reinvestment of dividends	36,965	970,321
Shares reacquired	(1,615,287)	(42,789,334)

Net increase (decrease) in shares outstanding before conversion	(738,667)	(19,678,573)
Shares issued upon conversion from Class B	166,894	4,502,667

Net increase (decrease) in shares outstanding	(571,773)	$(15,175,906)

Year ended September 30, 2004:
Shares sold	1,306,693	$32,448,966
Shares issued in reinvestment of dividends	28,834	687,115
Shares reacquired	(701,854)	(17,430,219)

Net increase (decrease) in shares outstanding before conversion	633,673	15,705,862
Shares issued upon conversion from Class B	109,597	2,745,024

Net increase (decrease) in shares outstanding	743,270	$18,450,886

Class B
Year ended September 30, 2005:
Shares sold	40,156	$1,078,195
Shares issued in reinvestment of dividends	25,420	664,482
Shares reacquired	(771,764)	(20,310,884)

Net increase (decrease) in shares outstanding before conversion	(706,188)	(18,568,207)
Shares reacquired upon conversion into Class A	(168,115)	(4,502,667)

Net increase (decrease) in shares outstanding	(874,303)	$(23,070,874)

Year ended September 30, 2004:
Shares sold	866,610	$21,215,651
Shares issued in reinvestment of dividends	15,313	363,519
Shares reacquired	(726,347)	(17,826,863)

Net increase (decrease) in shares outstanding before conversion	155,576	3,752,307
Shares reacquired upon conversion into Class A	(110,423)	(2,745,024)

Net increase (decrease) in shares outstanding	45,153	$1,007,283

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Class C	Shares	Amount
Year ended September 30, 2005:
Shares sold	201,798	$5,305,175
Shares issued in reinvestment of dividends	12,173	318,209
Shares reacquired	(548,430)	(14,457,663)

Net increase (decrease) in shares outstanding	(334,459)	$(8,834,279)

Year ended September 30, 2004:
Shares sold	440,612	$10,787,507
Shares issued in reinvestment of dividends	7,495	177,929
Shares reacquired	(556,219)	(13,539,085)

Net increase (decrease) in shares outstanding	(108,112)	$(2,573,649)

Class I
Year ended September 30, 2005:
Shares sold	4,351,302	$115,795,949
Shares issued in reinvestment of dividends	527,619	13,850,006
Shares reacquired	(13,281,063)	(350,360,964)

Net increase (decrease) in shares outstanding	(8,402,142)	$(220,715,009)

Year ended September 30, 2004:
Shares sold	10,726,204	$263,093,852
Shares issued in reinvestment of dividends	602,270	14,358,108
Shares reacquired	(21,591,969)	(539,380,984)

Net increase (decrease) in shares outstanding	(10,263,495)	$(261,929,024)

Class Z
Year ended September 30, 2005:
Shares sold	6,437,033	$171,117,172
Shares issued in reinvestment of dividends	470,950	12,362,441
Shares reacquired	(12,493,777)	(332,694,075)

Net increase (decrease) in shares outstanding	(5,585,794)	$(149,214,462)

Year ended September 30, 2004:
Shares sold	9,660,237	$239,650,190
Shares issued in reinvestment of dividends	401,744	9,573,552
Shares reacquired	(12,194,001)	(302,374,688)

Net increase (decrease) in shares outstanding	(2,132,020)	$(53,150,946)

Dryden Index Series Fund/Dryden Stock Index Fund	41

Financial Highlights

Class A
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.05

Income from investment operations:
Net investment income(a)	.44
Net realized and unrealized gain (loss) on investment transactions	2.44

Total from investment operations	2.88

Less Dividends and Distributions:
Dividends from net investment income	(.36)
Distributions from net realized gains	—

Total dividends and distributions	(.36)

Net asset value, end of year	$27.57

Total Return(c):	11.59%
Ratios/Supplemental Data:
Net assets, end of year (000)	$77,898
Average net assets (000)	$75,078
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees(d)	.64%
Expenses, excluding distribution and service (12b-1) fees	.39%
Net investment income	1.51%
For Class A, B, C, I and Z shares:
Portfolio turnover rate	3%

(a)	Net of expense subsidy.
(b)	Less than $.005 per share
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2004	2003	2002	2001

$22.38	$18.28	$23.30	$32.06

.27	.23	.21	.21
2.66	4.07	(5.02)	(8.76)

2.93	4.30	(4.81)	(8.55)

(.26)	(.20)	(.21)	(.21)
—	—	—	— (b)

(.26)	(.20)	(.21)	(.21)

$25.05	$22.38	$18.28	$23.30

13.16%	23.62%	(20.90)%	(26.81)%

$85,082	$59,374	$41,723	$41,198
$76,034	$51,350	$49,658	$37,775

.63%	.65%	.65%	.65%
.39%	.40%	.40%	.40%
1.10%	1.11%	.92%	.79%

5%	2%	7%	3%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	43

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$24.79

Income (loss) from investment operations:
Net investment income(a)	.19
Net realized and unrealized gain (loss) on investment transactions	2.48

Total from investment operations	2.67

Less Dividends and Distributions:
Dividends from net investment income	(.17)
Distributions from net realized gains	—

Total dividends and distributions	(.17)

Net asset value, end of year	$27.29

Total Return(c):	10.78%
Ratios/Supplemental Data:
Net assets, end of year (000)	$95,284
Average net assets (000)	$104,121
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees	1.40%
Expenses, excluding distribution and service (12b-1) fees	.40%
Net investment income	.75%

(a)	Net of expense subsidy
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2004	2003	2002	2001

$22.16	$18.09	$23.06	$31.85

.08	.08	.05	.04
2.64	4.02	(5.00)	(8.74)

2.72	4.10	(4.95)	(8.70)

(.09)	(.03)	(.02)	(.09)
—	—	—	— (b)

(.09)	(.03)	(.02)	(.09)

$24.79	$22.16	$18.09	$23.06

12.27%	22.69%	(21.49)%	(27.39)%

$108,217	$95,729	$70,630	$76,668
$110,193	$82,986	$87,868	$78,694

1.40%	1.40%	1.40%	1.40%
.40%	.40%	.40%	.40%
.33%	.38%	.16%	.05%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	45

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$24.79

Income (loss) from investment operations:
Net investment income(a)	.19
Net realized and unrealized gain (loss) on investment transactions	2.48

Total from investment operations	2.67

Less Dividends and Distributions:
Dividends from net investment income	(.17)
Distributions from net realized gains	—

Total dividends and distributions	(.17)

Net asset value, end of year	$27.29

Total Return(c):	10.78%
Ratios/Supplemental Data:
Net assets, end of year (000)	$48,051
Average net assets (000)	$50,981
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees	1.40%
Expenses, excluding distribution and service (12b-1) fees	.40%
Net investment income	.75%

(a)	Net of expense subsidy.
(b)	Less than $.005 per share
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2004	2003	2002	2001

$22.16	$18.09	$23.06	$31.85

.08	.07	.04	.05
2.64	4.03	(4.98)	(8.75)

2.72	4.10	(4.94)	(8.70)

(.09)	(.03)	(.03)	(.09)
—	—	—	— (b)

(.09)	(.03)	(.03)	(.09)

$24.79	$22.16	$18.09	$23.06

12.27%	22.69%	(21.47)%	(27.37)%

$51,946	$48,823	$38,729	$43,487
$52,697	$43,820	$49,960	$41,230

1.40%	1.40%	1.40%	1.37%
.40%	.40%	.40%	.37%
.33%	.38%	.16%	.09%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	47

Financial Highlights

Cont’d

Class I
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.12

Income (loss) from investment operations:
Net investment income(a)	.51
Net realized and unrealized gain (loss) on investment transactions	2.48

Total from investment operations	2.99

Less Dividends and Distributions:
Dividends from net investment income	(.45)
Distributions from net realized gains	—

Total dividends and distributions	(.45)

Net asset value, end of year	$27.66

Total Return(c):	11.99%
Ratios/Supplemental Data:
Net assets, end of year (000)	$978,627
Average net assets (000)	$1,014,636
Ratios to average net assets(a):
Expenses	.30%
Net investment income	1.85%

(a)	Net of expense subsidy.
(b)	Less than $.005 per share
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.

See Notes to Financial Statements.

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Class I
Year Ended September 30, 2005
2004	2003	2002	2001

$22.45	$18.34	$23.38	$32.16

.39	.31	.30	.30
2.62	4.08	(5.04)	(8.78)

3.01	4.39	(4.74)	(8.48)

(.34)	(.28)	(.30)	(.30)
—	—	—	— (b)

(.34)	(.28)	(.30)	(.30)

$25.12	$22.45	$18.34	$23.38

13.50%	24.08%	(20.64)%	(26.58)%

$1,099,999	$1,213,338	$972,700	$1,210,995
$1,346,643	$1,118,408	$1,278,422	$1,431,444

.30%	.30%	.30%	.30%
1.43%	1.48%	1.26%	1.14%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	49

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.10

Income from investment operations:
Net investment income(a)	.51
Net realized and unrealized gain (loss) on investment transactions	2.45

Total from investment operations	2.96

Less Dividends and Distributions:
Dividends from net investment income	(.42)
Distributions from net realized gains	—

Total dividends and distributions	(.42)

Net asset value, end of year	$27.64

Total Return(c):	11.86%
Ratios/Supplemental Data:
Net assets, end of year (000)	$716,185
Average net assets (000)	$775,321
Ratios to average net assets(a):
Expenses	.40%
Net investment income	1.75%

(a)	Net of expense subsidy.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2004	2003	2002	2001

$22.43	$18.32	$23.35	$32.12

.34	.28	.28	.28
2.65	4.08	(5.03)	(8.78)

2.99	4.36	(4.75)	(8.50)

(.32)	(.25)	(.28)	(.27)
—	—	—	— (b)

(.32)	(.25)	(.28)	(.27)

$25.10	$22.43	$18.32	$23.35

13.41%	23.97%	(20.71)%	(26.67)%

$790,519	$754,206	$609,033	$794,954
$807,187	$693,096	$812,314	$928,287

.40%	.40%	.40%	.40%
1.33%	1.37%	1.16%	1.04%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Index Series Fund—Dryden Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Dryden Index Series Fund—Dryden Stock Index Fund (hereafter referred to as the “Fund”), as of September 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004 were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2005

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2005) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended September 30, 2005, the Fund paid an ordinary distribution for Class A, Class B, Class C, Class Z and Class I shares of $0.364 per share, $0.165 per share, $0.165 per share, $0.165 per share, $0.424 per share, and $0.449 per share, respectively, which represents net investment income.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal period ended September 30, 2005 qualified for the corporate dividend received deduction available to corporate taxpayers.

For the fiscal year ended September 30, 2005, the Fund designated 100% as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2006, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2005. If you had any retirement account this tax form may not be applicable to you.

Dryden Index Series Fund/Dryden Stock Index Fund	53

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Trustee (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

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Robin B. Smith (66), Trustee since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Trustee since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Trustee since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden Index Series Fund/Dryden Stock Index Fund	55

Deborah A. Docs (47), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41), Acting Treasurer since 2005

Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Index Series Fund oversees the management of the Dryden Stock Index Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Stock Index Fund

The Board received and considered information about the Fund’s historical performance, noting that for periods ending December 31, 2004, the Fund had achieved performance that was in the first quartile over the one-year, three-year, and

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five-year periods in relation to the group of comparable funds in a Peer Universe. In addition, the Board noted that the Fund achieved performance which was comparable to the performance of the Fund’s benchmark index.

The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.278% ranked in the fourth quartile in its Peer Group, while the Fund’s net total expense ratio of 0.300% ranked in the first quartile in its Peer Group. The Board noted that the first quartile expense ranking reflected a voluntary fee waiver and reimbursement of expenses of 0.013% by PI and a voluntary agreement to cap Fund expenses at 0.30%. The Board accepted PI’s recommendation to continue the current fee waiver and reimbursement arrangements as well as the voluntary expense cap. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included the ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/2005
	One Year	Five Years	Ten Years	Since Inception
Class A	7.96%	–2.65% (–2.73)	N/A	–1.99% (–2.06)
Class B	5.78	–2.94 (–3.02)	N/A	–2.34 (–2.42)
Class C	9.78	–2.74 (–2.82)	N/A	–2.17 (–2.25)
Class I	11.99	–1.68 (–1.75)	N/A	4.61 (4.51)
Class Z	11.86	–1.77	9.11%	10.34

Average Annual Total Returns (Without Sales Charges) as of 9/30/2005
	One Year	Five Years	Ten Years	Since Inception
Class A	11.59%	–2.01% (–2.08)	N/A	–1.43% (–1.51)
Class B	10.78	–2.75 (–2.83)	N/A	–2.18 (–2.26)
Class C	10.78	–2.74 (–2.82)	N/A	–2.17 (–2.25)
Class I	11.99	–1.68 (–1.75)	N/A	4.61 (4.51)
Class Z	11.86	–1.77	9.11%	10.34

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, and C, 11/18/99; Class I, 8/1/97; and Class Z, 11/5/92.

The graph compares a $10,000 investment in the Dryden Stock Index Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (September 30, 2005) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% and expense subsidization for Class A shares through September 30, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 3.25%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class I and Z shares are not subject to sales charges or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower, as indicated in parentheses. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Index Series Fund/Dryden Stock Index Fund

■MAIL	■TELEPHONE	■WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc •
Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith •
Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Stock Index Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Stock Index Fund
Share Class	A	B	C	I	Z
NASDAQ	PSIAX	PBSIX	PSICX	PDSIX	PSIFX
CUSIP	262439102	262439201	262439300	262439409	262439508

MF174E    IFS-A111556    Ed. 11/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2005 and September 30, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $51,000. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004 was $33,500.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Index Series Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 28, 2005

By (Signature and Title)*	/s/ Jack Benintende
Jack Benintende
Acting Treasurer and Principal Financial Officer

Date November 28, 2005

*	Print the name and title of each signing officer under his or her signature.